UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 15, 2025

AGRIFORCE GROWING SYSTEMS, LTD.

(Exact Name of Registrant as Specified in Charter)

British Columbia	001-40578	NA
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800-525 West 8th Avenue Vancouver, BC, Canada	V5Z1C6
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (604) 757-0952

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	AGRI	The Nasdaq Capital Market

FORWARD-LOOKING STATEMENTS

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively, the “Filings”) contain or may contain forward-looking statements and information that are based upon beliefs of, and information currently available to, Registrant’s management as well as estimates and assumptions made by Registrant’s management. When used in the Filings the words “anticipate,” “believe,” “estimate,” “expect,” “future,” “intend,” “plan” or the negative of these terms and similar expressions as they relate to Registrant or Registrant’s management identify forward-looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant’s industry, Registrant’s operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward-looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

Item 3.02 Sale of Unregistered Equity Securities

See Items 5.02 and 8.01 below. All shares issued under the foregoing were issued in transactions exempt from registration under Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.02 Equity Compensation

On September 17, 2025, the Company’s Board of Directors approved the issuance of restricted Common Shares to the following parties in transactions exempt from registration under Section 4(a)(2) of the Securities Act of 1933, as amended, which shares shall be issued on September 18, 2025 at a price equal to the per share closing price on September 17, 2025. All shares issued hereunder are subject to lockup agreements entered into by those officers and directors in January 2025.

Each of directors, David Welch, John Meekison, Elaine Goldwater and Richard Levychin, shall receive 42,194 restricted common shares, and director, Amy Griffith shall receive 21,097 restricted common shares.

Jolie Kahn shall receive 46,413 restricted common shares owed to her for compensation due for prior services rendered.

Each of Jolie Kahn and Chris Polimeni will receive an equity bonus of 105,485 restricted common shares in recognition of prior services to the Company.

David Welch shall receive 42,194 restricted common shares in recognition of prior services to the Company.

Item 8.01 Other Information

On September 15, 2025 and September 17, 2025, Company common shares were issued to the following parties in partial conversion of the Debentures previously issued to them by the Company in transactions exempt from registration under Section 4(a)(2) of the Securities Act of 1933, as amended.

09/15/25	Pioneer Capital Anstalt	156,155

09/17/25	Anson Investments Master Fund	193,440

09/17/25	Anson East Master Fund LP	54,560

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 18, 2025

AGRIFORCE GROWING SYSTEMS, LTD.

By:	/s/ Jolie Kahn
Name:	Jolie Kahn, CEO